UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2006

Kosan Biosciences Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-31633	94-3217016
(Commission File Number)	(IRS Employer Identification No.)

3832 Bay Center Place, Hayward, CA 94545

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (510) 732-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Kosan Biosciences Incorporated (the “Company”) has distributed to its stockholders a proxy statement for its 2006 Annual Meeting of Stockholders to be held on May 25, 2006. Proposal 2 included in the proxy statement relates to approval of the Company’s 2006 Equity Incentive Plan (the “2006 Plan”), as set forth in the proxy statement. The 2006 Plan currently provides that the share reserve under the 2006 Plan will be reduced by 1.15 shares for each share of common stock issued pursuant to a restricted stock award, restricted stock unit award or performance stock award. The Company will amend the 2006 Plan to provide that the share reserve under the 2006 Plan will also be reduced by 1.15 shares for each share of common stock issued pursuant to an “other stock award” under the 2006 Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kosan Biosciences Incorporated

Dated: May 15, 2006	By:	/s/ Margaret A. Horn
Margaret A. Horn, Senior Vice President, Legal and Corporate Development, General Counsel and Secretary